SCHWAB MARKETMASTERS FUNDS(R)


     PROSPECTUS
     February 28, 2004
     As amended April 1, 2004

     Schwab U.S.
     MarketMasters Fund TM

     Schwab Balanced
     MarketMasters Fund TM

     Schwab Small-Cap
     MarketMasters Fund TM

     Schwab International

     MarketMasters Fund TM


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB MARKETMASTERS FUNDS(R)



 ABOUT THE FUNDS

   Schwab U.S. MarketMasters Fund
   TM................................    2

   Schwab Balanced MarketMasters
   Fund TM...........................    6

   Schwab Small-Cap MarketMasters
   Fund TM...........................   11

   Schwab International MarketMasters
   Fund TM...........................   15

   Fund management...................   19

 INVESTING IN THE FUNDS

   Buying shares.....................   25

   Selling/exchanging shares.........   26

   Transaction policies..............   27

   Distributions and taxes...........   28

                  ABOUT THE FUNDS

The funds in this prospectus share a "multi-manager" strategy. The funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund's assets. By combining the strengths of different managers, the funds seek to bring together a variety of market capitalization ranges across investment styles that include:

                  VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

                  GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

                  BLEND an approach involving elements of value and growth styles

                  In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each business day, CSIM reviews the funds' holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.

                  The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.

                  The funds are designed for long-term investors. The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB U.S. MARKETMASTERS FUND(TM)
TICKER SYMBOL: SWOGX

2

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH.

SIZES OF STOCKS

The performance of U.S. large-cap stocks is widely followed, in part because they make up so much of the total value of the U.S. stock market.

For example, the 500 companies in the S&P 500(R) Index constitute only about 10% of all the publicly traded companies in the United States, yet they represent approximately 78% of the total value of the U.S. stock market. (All figures are as of 12/31/03.)

Because small- and mid-cap stocks may at times perform differently from large-cap stocks (and from each other), the fund's exposure to these stocks means that its performance is likely to be somewhat different than if it invested in large-cap stocks exclusively.

--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF U.S. COMPANIES or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest in small-cap companies.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                                  ALLOCATION OF
INVESTMENT MANAGER                        INVESTMENT STYLE        NET ASSETS (%)1
---------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.              Large-cap growth             20.8%

HARRIS ASSOCIATES L.P.                    Mid/large-cap value          22.6%

TCW INVESTMENT MANAGEMENT COMPANY         Small/mid-cap blend          22.8%

THORNBURG INVESTMENT MANAGEMENT, INC.     Large-cap blend              29.3%

CASH AND OTHER ASSETS                     --                            4.5%

(1) As of December 31, 2003.

This fund, which emphasizes U.S. stock investments, may make sense for you if you believe in the long-term growth potential of the U.S. stock market.

                                           Schwab U.S. MarketMasters Fund(TM)  3

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. The fund may invest a portion of its assets in stocks of small-cap companies, which, historically, have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, due to their structure, a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.

 ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      18.36   15.15   35.65   (11.97) (8.67)  (24.45) 38.55

        97      98      99      00      01      02      03

BEST QUARTER: 25.72% Q4 1999
WORST QUARTER: (17.80%) Q3 2002


 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/03

                                                     Since
                                1 year   5 years   inception
------------------------------------------------------------
FUND
  Before taxes                  38.55      2.68      6.52 1
  After taxes on distributions  38.55      0.81      4.62 1
  After taxes on distributions
    and sale of shares          25.06      1.35      4.63 1

S&P 500(R) INDEX                28.68     (0.57)     7.54 2

(1) Inception: 11/18/96.
2 From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

 FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
----------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------
Management fees                                                 1.00
Distribution (12b-1) fees                                       None
Other expenses                                                  0.42
                                                              -------
Total annual operating expenses                                 1.42
Expense reduction                                              (0.17)
                                                              -------
NET OPERATING EXPENSES*                                         1.25
                                                              -------

* Schwab and the investment adviser have guaranteed that the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) will not exceed 1.25% through 2/28/05.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

         1 year                      3 years                     5 years                    10 years
-------------------------------------------------------------------------------------------------------------
          $127                        $433                        $760                       $1,687

4  Schwab U.S. MarketMasters Fund(TM)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                    11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
                                                    10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                7.48        9.20      13.89     14.06      11.43
                                                    -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss                      (0.01)       0.06       0.38      0.38       0.16
  Net realized and unrealized gains or losses         2.47       (1.68)     (3.21)     1.55       2.91
                                                    -----------------------------------------------------------------
  Total income or loss from investment operations     2.46       (1.62)     (2.83)     1.93       3.07
Less distributions:
  Dividends from net investment income                  --       (0.10)     (0.46)    (0.33)     (0.21)
  Distributions from net realized gains                 --          --      (1.40)    (1.77)     (0.23)
                                                    -----------------------------------------------------------------
  Total distributions                                   --       (0.10)     (1.86)    (2.10)     (0.44)
                                                    -----------------------------------------------------------------
Net asset value at end of period                      9.94        7.48       9.20     13.89      14.06
                                                    -----------------------------------------------------------------
Total return (%)                                     32.89      (17.92)    (22.81)    12.98      27.38

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                              1.25        0.741,2    0.502     0.502,3    0.502
  Gross operating expenses                            1.42        1.162      0.892     0.892      0.932
  Net investment income or loss                      (0.12)       0.50       3.27      2.34       1.23

Portfolio turnover rate                                 97         390        145       179        284

Net assets, end of period ($ X 1,000,000)              169         129        176       248        181

(1) The ratio of net operating expenses would have been 0.83% if certain non-routine expenses (proxy fees) had been included.
2 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.
3 The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

                                           Schwab U.S. MarketMasters Fund(TM)  5

SCHWAB BALANCED MARKETMASTERS FUND(TM)
TICKER SYMBOL: SWOBX

6

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION AND INVESTMENT STRATEGIES

Asset allocation is a strategy of investing specific percentages of a fund in various asset classes.

Normally the fund expects to invest approximately 45% to 75% of its assets in stocks and other equity securities and the rest in bonds and other fixed income securities. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The fund may invest in securities denominated in foreign currencies as well as U.S. dollar-denominated securities of foreign issuers. The fund also may invest in mortgage-or asset-backed securities, as well as derivatives, such as options, futures, and swap agreements. The fund also may use certain investment techniques (such as buy backs or dollar rolls) to obtain market exposure to the instruments in which it invests.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN EQUITY AND FIXED INCOME SECURITIES, AS DESCRIBED AT LEFT. For its equity portion, the fund expects to invest in large-and mid-cap U.S. companies, but also may invest in small-cap companies. For its fixed income portion, the fund expects to invest primarily in investment-grade debt instruments, but also may invest to a limited extent in high yield securities ("junk bonds"), and the weighted average duration of the fixed income portion will normally be within approximately two years of the Lehman Brothers U.S. Aggregate Bond Index, which was 4.5 years, as of December 31, 2003.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods- that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock and bond prices, and the economy in general. Although each equity investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all equity investment managers look for securities that have the potential for capital appreciation. The fixed income investment manager invests for maximum total return consistent with preservation of capital and prudent investment management.

The following table identifies the fund's investment managers, their area of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                               ALLOCATION OF
INVESTMENT MANAGER                         INVESTMENT STYLE    NET ASSETS (%)(1)
--------------------------------------------------------------------------------
ARONSON+JOHNSON+ORTIZ, LP                  Large-cap value            32.3%

JANUS CAPITAL MANAGEMENT LLC/
PERKINS, WOLF, MCDONNELL AND COMPANY, LLC  Mid-cap value              17.5%

EAGLE ASSET MANAGEMENT, INC.               Large-cap growth           12.0%

PACIFIC INVESTMENT MANAGEMENT              Fixed income--
COMPANY LLC                                Total return               33.3%

CASH AND OTHER ASSETS                      --                          4.9%

(1) As of December 31, 2003.

Long-term investors seeking a blend of stock and bond investments may want to consider this fund.

                                       Schwab Balanced MarketMasters Fund(TM)  7

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

ASSET ALLOCATION RISK. The fund's particular asset allocation can have a significant effect on performance. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stock of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Fund performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The fund's use of mortgage dollar rolls could cause the fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry, investment style, or type of bond could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, due to their structure, a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

8  Schwab Balanced MarketMasters Fund(TM)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


[BAR CHART]


 ANNUAL TOTAL RETURNS (%) as of 12/31

      16.51   13.59   25.77   (5.16)  (4.97)  (9.48)  23.21

        97      98      99      00      01      02      03

BEST QUARTER: 18.58% Q4 1999
WORST QUARTER: (10.97%) Q3 2001

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/03

                                                            Since
                                  1 year      5 years     inception
--------------------------------------------------------------------
FUND
  Before taxes                    23.21         4.80         7.581
  After taxes on distributions    22.91         2.80       5.64 1
  After taxes on distributions
    and sale of shares            15.29         2.99       5.43 1

S&P 500(R) INDEX                  28.68        (0.57)        7.542

LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                       4.10         6.62         7.182

(1) Inception: 11/18/96.
(2) From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

 FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
----------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------
Management fees                                                 0.85
Distribution (12b-1) fees                                       None
Other expenses                                                  0.48
                                                              -------
Total annual operating expenses                                 1.33
Expense reduction                                              (0.23)
                                                              -------
NET OPERATING EXPENSES*                                         1.10
                                                              -------

* Schwab and the investment adviser have guaranteed that the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) will not exceed 1.10% through 2/28/05.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

     1 year           3 years           5 years          10 years
 --------------------------------------------------------------------
      $112             $399              $707             $1,581

                                       Schwab Balanced MarketMasters Fund(TM)  9

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                    11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
                                                    10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                9.35       10.12      13.44     13.44      11.36
                                                    -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                               0.12        0.20       0.43      0.45       0.27
  Net realized and unrealized gains or losses         1.75       (0.73)     (2.12)     1.18       2.11
                                                    -----------------------------------------------------------------
  Total income or loss from investment operations     1.87       (0.53)     (1.69)     1.63       2.38
Less distributions:
  Dividends from net investment income               (0.15)      (0.24)     (0.52)    (0.35)     (0.30)
  Distributions from net realized gains                 --          --      (1.11)    (1.28)        --
                                                    -----------------------------------------------------------------
  Total distributions                                (0.15)      (0.24)     (1.63)    (1.63)     (0.30)
                                                    -----------------------------------------------------------------
Net asset value at end of period                     11.07        9.35      10.12     13.44      13.44
                                                    -----------------------------------------------------------------
Total return (%)                                     20.25       (5.55)    (13.95)    12.00      21.28

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                              1.10        0.72(1,2)    0.50(2)   0.50(2,3)   0.50(2)
  Gross operating expenses                            1.33        1.10(2)    0.89(2)   0.90(2)    0.95(2)
  Net investment income                               1.13        1.89       3.67      3.18       2.20

Portfolio turnover rate                                256         380         95       114        244

Net assets, end of period ($ X 1,000,000)              109          97        118       153        122

(1) The ratio of net operating expenses would have been 0.76% if certain non-routine expenses (proxy fees) had been included.
2 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.
3 The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

10  Schwab Balanced MarketMasters Fund(TM)

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)
TICKER SYMBOL: SWOSX

                                                                              11

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

SMALL-CAP STOCKS AND CAPITAL GROWTH

There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.

--------------------------------------------------------------------------------


STRATEGY


UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion.


CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.


                                                              ALLOCATION OF
INVESTMENT MANAGER                       INVESTMENT STYLE     NET ASSETS (%)1
-----------------------------------------------------------------------------
ROYCE & ASSOCIATES, LLC 2                Small-cap value          39.6%

TCW INVESTMENT MANAGEMENT COMPANY        Small/mid-cap blend      15.2%

TOCQUEVILLE ASSET MANAGEMENT LP          Small-cap blend          22.5%

VEREDUS ASSET MANAGEMENT LLC             Small-cap growth         18.4%

CASH AND OTHER ASSETS                    --                        4.3%


(1) As of December 31, 2003.


(2) Effective April 1, 2004 Royce & Associates, LLC were replaced by Tamro Capital Partners, LLC. As of April 1, 2004, TAMRO had an allocation of net assets of approximately 28%.

For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.

12  Schwab Small-Cap MarketMasters Fund(TM)

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, due to their structure, a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested. The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.

 ANNUAL TOTAL RETURNS (%) as of 12/31

       0.61   37.88   (11.36) (0.09)  (25.92) 58.68

        98      99      00      01      02      03

BEST QUARTER: 27.68% Q2 2003
WORST QUARTER: (24.08%) Q3 2002

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/03

                                                  Since
                             1 year   5 years   inception
---------------------------------------------------------
FUND
  Before taxes                58.68     7.49    5.82(1)
  After taxes on
    distributions             58.68     6.32    4.68(1)
  After taxes on
    distributions and sale
    of shares                 38.14     5.76    4.31(1)
RUSSELL 2000 INDEX            47.25     7.13    5.15(2)

(1) Inception: 9/16/97.
(2) From: 9/16/97.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

 FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
-----------------------------------------------------------------------
                                                               None

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------
Management fees                                                  1.30
Distribution (12b-1) fees                                        None
Other expenses                                                   0.50
                                                                -------
Total annual operating expenses                                  1.80
Expense reduction                                              (0.25)
                                                                -------
NET OPERATING EXPENSES*                                          1.55
                                                                -------

* Schwab and the investment adviser have guaranteed that the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) will not exceed 1.55% through 2/28/05.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT

1 year  3 years  5 years  10 years
----------------------------------
 $158    $542     $952     $2,095

                                     Schwab Small-Cap MarketMasters Fund(TM)  13

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                    11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
                                                    10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                7.18        8.73      12.27     11.04       8.51
                                                    -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss                      (0.09)       0.04       0.41      0.39       0.24
  Net realized and unrealized gains or losses         3.99       (1.54)     (2.68)     1.30       2.34
                                                    -----------------------------------------------------------------
  Total income or loss from investment operations     3.90       (1.50)     (2.27)     1.69       2.58
Less distributions:
  Dividends from net investment income               (0.00)1     (0.03)     (0.55)    (0.46)     (0.05)
  Distributions from net realized gains                 --       (0.02)     (0.72)       --         --
                                                    -----------------------------------------------------------------
  Total distributions                                   --       (0.05)     (1.27)    (0.46)     (0.05)
                                                    -----------------------------------------------------------------
Net asset value at end of period                     11.08        7.18       8.73     12.27      11.04
                                                    -----------------------------------------------------------------
Total return (%)                                     54.32      (17.34)    (19.99)    15.17      30.38

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                              1.55        0.84(2,3)    0.50(3)   0.503,4   0.503
  Gross operating expenses                            1.80        1.313      0.913     0.923      1.013
  Net investment income or loss                      (0.98)       0.06       4.17      2.86       2.23

Portfolio turnover rate                                 94         324        172       128        145

Net assets, end of period ($ X 1,000,000)              115          81        111       162        123

(1) Per-share amount was less than $0.01.
2 The ratio of net operating expenses would have been 0.93% if certain non-routine expenses (proxy fees) had been included.
3 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.
4 The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

14  Schwab Small-Cap MarketMasters Fund(TM)

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)
TICKER SYMBOLS: INVESTOR SHARES: SWOIX SELECT SHARES(R): SWMIX

                                                                              15

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

INTERNATIONAL STOCKS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS A SUBSTANTIAL AMOUNT OF ITS ASSETS IN EQUITY SECURITIES of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                                  ALLOCATION OF
INVESTMENT MANAGER                         INVESTMENT STYLE       NET ASSETS (%)1
---------------------------------------------------------------------------------
AMERICAN CENTURY                           International

INVESTMENT MANAGEMENT, INC.                Small company                23.3%

ARTISAN PARTNERS LIMITED PARTNERSHIP       International growth         15.7%

HARRIS ASSOCIATES L.P.                     International value          33.2%

WILLIAM BLAIR & COMPANY, LLC               International growth         23.6%

CASH AND OTHER ASSETS                      --                            4.2%

(1) As of December 31, 2003.

International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

16  Schwab International MarketMasters Fund(TM)

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. During a period when international stocks fall behind other types of investments--bonds or U.S. stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, due to their structure, a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

PERFORMANCE


The information below shows returns of the fund's Investor Shares before and after taxes, and compares fund performance (which varies over time) to that of an index. Because the fund's Select Shares(R) invest in the same portfolio securities, returns for this class of shares will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Select Shares have lower expenses. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for the Investor Shares class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 25.

 ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR
SHARES
       6.81   13.29   74.82   (14.42) (14.16) (18.32) 43.95

        97      98      99      00      01      02      03

BEST QUARTER: 41.67% Q4 1999
WORST QUARTER: (21.09%) Q3 2002

 AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/03

                                                     Since
                                1 year   5 years   inception
------------------------------------------------------------
INVESTOR SHARES
  Before taxes                   43.95     8.59       9.18(1)
  After taxes on distributions   43.88     6.71       7.36(1)
  After taxes on distributions
    and sale of shares           28.65     6.51       7.02(1)
MSCI EAFE INDEX                  38.59    (0.05)      2.91(2)

(1) Inception: 10/16/96.  (2) From: 10/16/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

 FEE TABLE (%)


SHAREHOLDER FEES                                              INVESTOR    SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES    SHARES(R)
----------------------------------------------------------------------------------
Redemption fees*                                                1.50       1.50

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------------------
Management fees                                                 1.40       1.40
Distribution (12b-1) fees                                       None       None
Other expenses                                                  0.52       0.47
                                                              -----------------
Total annual operating expenses                                 1.92       1.87
Expense reduction                                              (0.27)     (0.40)
                                                              -----------------
NET OPERATING EXPENSES**                                        1.65       1.47
                                                              -----------------


 * Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have guaranteed that each class' "net operating expenses" (excluding interest, taxes and certain non-routine expenses) will not exceed 1.65% through 2/28/05 for the Investors Shares and 1.47% through 2/28/06 for the Select Shares.


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 EXPENSES ON A $10,000 INVESTMENT


                       1 year  3 years  5 years  10 years
---------------------------------------------------------
INVESTOR SHARES          $168     $577   $1,012    $2,221
SELECT SHARES            $150     $550     $977    $2,165


                                 Schwab International MarketMasters Fund(TM)  17

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/02-   11/1/01-   11/1/00-   11/1/99-   11/1/98-
INVESTOR SHARES                             10/31/03   10/31/02   10/31/01   10/31/00   10/31/99
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        8.74       10.80      15.53     14.84      10.58
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.03        0.10       0.73      0.53       0.11
  Net realized and unrealized gains or
    losses                                    3.18       (1.43)     (3.90)     2.49       4.28
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.21       (1.33)     (3.17)     3.02       4.39
Less distributions:
  Dividends from net investment income       (0.00)(1)   (0.07)     (0.77)    (0.49)     (0.13)
  Distributions from net realized gains         --       (0.66)     (0.79)    (1.84)        --
                                            -----------------------------------------------------------------
  Total distributions                           --       (0.73)     (1.56)    (2.33)     (0.13)
                                            -----------------------------------------------------------------
Net asset value at end of period             11.95        8.74      10.80     15.53      14.84
                                            -----------------------------------------------------------------
Total return (%)                             36.74      (13.65)    (22.41)    18.61      41.92

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
  Net operating expenses                      1.65        0.93(2,3)    0.50(3)   0.50(3,4)   0.50(3)
  Gross operating expenses                    1.92        1.32(3)    0.88(3)   0.90(3)    0.97(3)
  Net investment income                       0.33        0.60       5.13      1.94       0.94

Portfolio turnover rate                         99         158         51        80        249

Net assets, end of period ($ X 1,000,000)      302         206        215       278        104

(1) Per-share amount was less than $0.01.
(2) The ratio of net operating expenses would have been 0.99% if certain non-routine expenses (proxy fees) had been included.
(3) Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.
(4) The ratio of net operating expenses would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

18  Schwab International MarketMasters Fund(TM)

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $140 billion under management.

                  The investment adviser for the Schwab MarketMasters Funds(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab-Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/03.)

                  As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketMasters Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/03, these fees were 0.83% for the Schwab U.S. MarketMasters Fund, 0.62% for the Schwab Balanced MarketMasters Fund, 1.05% for the Schwab Small-Cap MarketMasters Fund and 1.14% for the Schwab International MarketMasters Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives.

                  Subject to oversight by the funds' Board of Trustees, the investment adviser acts as the "manager of managers" for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds' Board of Trustees. The funds and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.

                  JEFFREY MORTIMER, CFA, a vice president and senior portfolio manager of the investment adviser, is responsible for the overall management of the Schwab MarketMasters Funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.

                  KIMBERLY FORMON, CFA, a director and portfolio manager of the investment adviser, co-manages the Schwab MarketMasters Funds. Prior to joining the firm in June 1999, she worked for ten years in equity and fixed income analysis.

                                                             Fund management  19

THE FUNDS' INVESTMENT MANAGERS

The table below shows each fund's current investment managers and the individuals who serve as lead managers for each investment manager's portion of fund assets.

 SCHWAB U.S. MARKETMASTERS FUND(TM)


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/03)  KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.     1976              Ashi Parikh,              Began investment career
880 Carillon Parkway             $8.1 billion      Senior Managing Director  in 1992. Joined Eagle in
P.O. Box 10520                                     and Chief Investment      1999. From 1996 to 1999,
St. Petersburg, FL 33733-0520                      Officer-Institutional     Equity Team Managing
                                                   Growth Equity             Director and manager of
                                                                             One Group Growth
                                                                             Opportunities Fund and
                                                                             Large Company Growth
                                                                             Fund, Bank One.

------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976              Robert M. Levy,           Began investment career
Two North LaSalle                $46.2 billion     C.F.A., Chairman and      in 1977. Joined Harris
Suite 500                                          Chief Investment Officer  Associates in 1985.
Chicago, IL 60602-3790
                                                   William C. Nygren,        Began investment career
                                                   C.F.A., Partner and       in 1982. Joined Harris
                                                   Portfolio Manager         Associates in 1983.

------------------------------------------------------------------------------------------------------
TCW INVESTMENT                   1971              Susan I. (Schottenfeld)   Began investment career
MANAGEMENT COMPANY               $21.1 billion     Suvall, Managing          in 1981. Joined TCW in
865 South Figueroa St.                             Director                  1985 as a Special
Suite 1800                                                                   Situation Analyst, named
Los Angeles, CA 90017                                                        to current position in
                                                                             1998.
                                                   Nick Galluccio,           Joined TCW in 1982 and
                                                   Managing Director         has been a Portfolio
                                                                             Manager with TCW since
                                                                             1984.

------------------------------------------------------------------------------------------------------
THORNBURG INVESTMENT             1982              William V. Fries,         Began investment career
MANAGEMENT, INC.                 $8.3 billion      C.F.A., Managing          in 1970. Joined Thornburg
119 East Marcy St.                                 Director, Portfolio       in 1995.
Suite 202                                          Manager
Santa Fe, NM 87501


20  Fund management

 SCHWAB BALANCED MARKETMASTERS FUND(TM)

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/03)  KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------
ARONSON+JOHNSON+ORTIZ, LP        1984              Theodore R. Aronson,      Began investment career
230 South Broad St. 20th Floor   $14.6 billion     Managing Principal and    in 1974. Formed AJO
Philadelphia, PA 19102                             Founder                   (formerly Aronson +
                                                                             Partners) in 1984.

                                                   Kevin M. Johnson,         Began investment career
                                                   Principal, Research       in 1982. Joined AJO in
                                                                             1993.

                                                   Martha E. Ortiz,          Began investment career
                                                   Principal,                in 1983. Joined AJO in
                                                   Implementation            1987.

------------------------------------------------------------------------------------------------------
JANUS CAPITAL MANAGEMENT LLC     1969              --                        --
100 Fillmore Street              $151.5 billion
Denver, CO 80206


PERKINS, WOLF, MCDONNELL AND     1980              Robert H. Perkins,        Robert H. Perkins began
COMPANY, LLC (FORMERLY PERKINS,  $7.2 billion      President and CIO         his investment career in
WOLF, MCDONNELL AND CO.)                                                     1970. He founded Perkins,
310 South Michigan Avenue                                                    Wolf, McDonnell in 1980.
Suite 2600
Chicago, IL 60604                                  Thomas M. Perkins,        Thomas M. Perkins began
                                                   Portfolio Manager         his investment career in
                                                                             1974. He joined Perkins,
                                                                             Wolf, McDonnell in 1998.

                                                   Jeffrey Kautz, C.F.A.,    Jeffrey Kautz began his
                                                   Portfolio Manager         investment career in
                                                                             1995. He joined Perkins,
                                                                             Wolf, McDonnell in 1997.

------------------------------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.     1976              Ashi Parikh,              Began investment career
880 Carillon Parkway             $8.1 billion      Senior Managing Director  in 1992. Joined Eagle in
P.O. Box 10520                                     and Chief Investment      1999. From 1996 to 1999,
St. Petersburg, FL 33733-0520                      Officer-Institutional     Equity Team Managing
                                                   Growth Equity             Director and manager of
                                                                             One Group Growth
                                                                             Opportunities Fund and
                                                                             Large Company Growth
                                                                             Fund, Bank One.

------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT               1971              Investment team led by    Associated with PIMCO and
MANAGEMENT COMPANY LLC           $373.8 billion    William H. Gross,         its predecessor since
840 Newport Center Dr.                             Founder and Managing      inception.
Suite 300                                          Director
Newport Beach, CA 92660

                                                             Fund management  21

 SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/03)  KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS           2000              Investment team led by    Began investment career
1660 Duke Street                 $105.20 million   Philip D. Tasho, CFO,     in 1980. Co-founded TAMRO
Suite 200                                          Chief Investment          in 2000. From 1995 to
Alexandria, VA 22314                               Officer, Co-Founder       2000, Chairman, Chief
                                                                             Executive Officer and
                                                                             Chief Investment Officer
                                                                             of Riggs Investment
                                                                             Management Co. (RIMCO).

------------------------------------------------------------------------------------------------------
TOCQUEVILLE ASSET MANAGEMENT LP  1985              P. Drew Rankin, Managing  Began investment career
1675 Broadway                    $2.9 billion      Director, Portfolio       in 1970. Joined
16th Floor                                         Manager                   Tocqueville in 1994.
New York, NY 10019

------------------------------------------------------------------------------------------------------
TCW INVESTMENT MANAGEMENT        1971              Susan I. (Schottenfeld)   Began investment career
COMPANY                          $21.1 billion     Suvall, Managing          in 1981. Joined TCW in
865 South Figueroa St. Suite                       Director                  1985 as a Special
1800                                                                         Situation Analyst, named
Los Angeles, CA 90017                                                        to current position in
                                                                             1998.
                                                   Nick Galluccio,           Joined TCW in 1982 and
                                                   Managing Director         has been a Portfolio
                                                                             Manager with TCW since
                                                                             1984.

------------------------------------------------------------------------------------------------------
VEREDUS ASSET MANAGEMENT LLC     1998              B. Anthony Weber,         Began investment career
6060 Dutchmans Lane Suite 320    $1.6 billion      President, Chief          in 1984. Joined Veredus
Louisville, KY 40205                               Investment Officer        in 1998. From 1993 to
                                                                             1998, President, Senior
                                                                             Portfolio Manager, SMC
                                                                             Capital, Inc.


22  Fund management

 SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/03)  KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENT      1958              Henrik Strabo, Chief      Began investment career
MANAGEMENT, INC.                 $87.4 billion     Investment Officer for    in 1985. Joined American
4500 Main Street                                   International Equities    Century in 1993.
Kansas City, MO 64111
                                                   Lynn Schroeder Vice       Began investment career
                                                   President and Portfolio   in 1993. Joined American
                                                   Manager                   Century in 2000.
                                                                             From 1997 to 2000,
                                                                             Portfolio Manager, Senior
                                                                             Analyst, Driehaus Capital
                                                                             Management, Inc.

------------------------------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED         1994              Mark L. Yockey, C.F.A.,   Began investment career
PARTNERSHIP                      $31.8 billion     Managing Director and     in 1981. Joined Artisan
875 East Wisconsin Avenue Suite                    Portfolio Manager         Partners in 1995.
800
Milwaukee, WI 53202-5402

------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976              David G. Herro, C.F.A.,   Began investment career
Two North LaSalle                $46.2 billion     Partner, Managing         in 1986. Joined Harris
Suite 500                                          Director International    Associates in 1992.
Chicago, IL 60602-3790                             Equities and Portfolio
                                                   Manager

                                                   Chad M. Clark, C.F.A.,    Began investment career
                                                   Analyst and Portfolio     in 1995. Joined Harris
                                                   Manager                   Associates in 1995.

------------------------------------------------------------------------------------------------------
WILLIAM BLAIR & COMPANY, LLC     1935              W. George Greig,          Began investment career
222 West Adams St.               $17.3 billion     Principal, International  in 1979. Joined William
Chicago, IL 60606                                  Equity Portfolio Manager  Blair in 1996.

                                                             Fund management  23

                  INVESTING IN THE FUNDS

                  As a SchwabFunds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

--------------------------------------------------------------------------------


BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.

 STEP 1


CHOOSE A FUND AND SHARE CLASS, IF APPLICABLE. Your choice may depend on the amount of your investment. Currently, Select Shares(R) are only offered by Schwab International MarketMasters Fund(TM).



                                        MINIMUM
MINIMUM                                 ADDITIONAL                              MINIMUM
INITIAL INVESTMENT                      INVESTMENT                              BALANCE
-------------------------------------------------------------------------------------------------------
INVESTOR SHARES

$2,500 ($1,000 for retirement and       $500 ($100 for custodial accounts and   --
custodial accounts)                     investments through the Automatic
                                        Investment Plan)

SELECT SHARES

$25,000                                 $1,000                                  $20,000


 STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

 STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.


                                                      Investing in the funds  25

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

--------------------------------------------------------------------------------


SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in its fee table, the Schwab International MarketMasters Fund(TM) charges a redemption fee, payable to the fund, on the sale or exchange of any of its shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, the fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- There is no redemption fee when you exchange between share classes of the same fund.

- The funds reserve the right to honor redemptions in portfolio securities.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(TM) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

 METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

(1) Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

26  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations, and orders that appear to be associated with short-term trading activities.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

- To revise the redemption fee criteria for Schwab International MarketMasters Fund TM.

- To waive the Schwab International MarketMasters Fund's early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.

--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the funds' Board of Trustees.


Shareholders of the Schwab International MarketMasters Fund TM should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.

                                                      Investing in the funds  27

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.



SHAREHOLDERS IN THE SCHWAB INTERNATIONAL MARKETMASTERS FUND TM MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

28  Investing in the funds

NOTES

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call SchwabFunds at 1-800-435-4000. In addition, you may visit SchwabFunds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus or an annual or semi-annual report.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.
SEC FILE NUMBER

Schwab MarketMasters Funds                811-7704


REG23308FLT-05


SCHWAB MARKETMASTERS FUNDS(R)

             PROSPECTUS
             February 28, 2004
             As amended April 1, 2004

                                                           [CHARLES SCHWAB LOGO]